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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2005

                                COLUMBIA BANCORP
               (Exact Name of Registrant as Specified in Charter)

           Maryland                   000-24302                 52-1545782
 (State or Other Jurisdiction of     (Commission              (IRS Employer
        Incorporation)               File Number)          Identification No.)

 7168 Columbia Gateway Drive, Columbia, Maryland                  21046
     (Address of Principal Executive Offices)                   (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS

     The following information is furnished pursuant to Item 8.01, "Other
Events":

     On December 5, 2005 Columbia Bancorp issued a press release to announce that shareholders had approved the acquisition of Columbia by Fulton Financial Corporation. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibits

     Exhibit      Description
     -------      ------------------------------------------------------
     99.1         Press Release issued December 5, 2005, filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COLUMBIA BANCORP

                                                         /s/ James P. Radick
                                                         -----------------------
                                                 Name:   James P. Radick
                                                 Title:  Chief Financial Officer

Date:  December 5, 2005

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                                  EXHIBIT INDEX

Exhibit    Description
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99.1       Press Release issued December 5, 2005

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